EXHIBIT 10.2

_____________________

_____________________

_____________________

_____________________

March 6, 2019

Michael Mathews

Chairman and Chief Executive Officer

Aspen Group, Inc.

276 Fifth Avenue, Suite 505

New York, NY  10001

Subject:  AS Educational Investments, LLC Loan to Aspen Group, Inc.

Dear Mike:

This will confirm the terms on which ___________________________ (“___”), has agreed to loan to Aspen Group, Inc. (the “Company”) five  million U.S. dollars (US$5,000,000) for a term of eighteen (18) months (the “Loan”), with the Company’s conditional right to extend such term for an additional twelve (12) months, all as specified in and evidenced by a Term Promissory Note and Security Agreement of even date herewith to be executed and delivered to AS by the Company and certain of its wholly-owned subsidiaries signatory thereto (each, an “Aspen Subsidiary”) in the form of Exhibit A hereto (the “Note”).  As conditions precedent to ___’s advancement of any funds to the Company in respect of the Loan or the Note:

1.

The Company and each Aspen Subsidiary, through its officer thereunto duly authorized by all requisite corporate and other action, shall execute and deliver to ___ (a) this letter agreement (this “Agreement”), (b) the Note, (c) ___’s Warrants (as defined below), (d) that certain Intercreditor Agreement of even date herewith in the form of Exhibit B hereto among the Company and each Aspen Subsidiary, ________________________ (solely in his capacity as “Servicing Lender” (as defined therein)) (the “Intercreditor Agreement”), and (e) the Control Agreements (as defined in the Note) (collectively, the “Loan Documents”).

2.

The Company, by virtue of its execution and delivery to me of the Loan Documents, shall be conclusively deemed to have represented, warranted, covenanted and agreed to and with ___ (on behalf of itself and, with respect to the Intercreditor Agreement, each Aspen Subsidiary) that:

(a) The Company and each Aspen Subsidiary is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with full corporate and legal power and authority (i) to enter into the Loan Documents, (ii) to execute and deliver same to AS, and (iii) to incur and perform their respective obligations hereunder and thereunder in accordance with their respective terms and conditions; and the Company’s and each Aspen Subsidiary’s signatory to each of the Loan Documents has been duly authorized by all requisite corporate and other action to execute and deliver same on behalf of the Company or such Aspen Subsidiary, as the case may be, and to cause it thereby to make and incur its commitments and obligations hereunder and thereunder.

(b) The Company’s and each Aspen Subsidiary’s execution and delivery to ___ of the Loan Documents, and their undertaking and performance in accordance with their terms of their respective commitments and obligations hereunder and thereunder, do not contradict, contravene or conflict with, or constitute an event of default (or an event that, with notice or the passage of time or both, would or might constitute an event of default) under, any court or administrative order, judgment, regulation, ruling, decree, contract, mortgage, indenture, deed of trust, or other agreement, instrument or document binding upon or affecting the Company or any Aspen Subsidiary or any of their respective assets or properties, or to which they or any of their respective assets or properties are subject.

(c)  The Company is debt-free, except for “Permitted Indebtedness” as defined and described in the Note; and any and all indebtedness whensoever incurred by the Company, other than Permitted Indebtedness, shall be fully and contractually subordinated in all respects (including, without limitation, in right and priority of payment and repayment of principal, interest, and all fees and other amounts) to the Company’s indebtedness and payment obligations under the Loan and the Note.

3.

The Company shall issue and grant to ___ irrevocable warrants in the form of Exhibit C hereto (AS’s “Warrants”) on one hundred thousand (100,000) shares of the Company’s common stock, par value US$0.001 per share, on the terms, and subject to the conditions, therein set forth.

4.

The Company hereby agrees that in the event (a) any of its representations, warranties, covenants or agreements hereunder or under any of the Loan Documents (each of which shall be deemed continuing for the duration of the Loan and until satisfaction in full of all of the Company’s payment, repayment and other obligations under the Loan Documents) shall be breached, which breach shall continue uncured for a period of at least three (3) business days after notice from me to the Company specifying the nature of such breach, or (b) notwithstanding the foregoing, any of the Acceleration Events specified in the Note shall occur, then, without further act or instrument, any and all amounts (whether of principal, interest, commitment fee, or otherwise) unpaid and outstanding under or in respect of the Loan or the Note shall automatically and immediately become due and payable to AS in full, in accordance with the terms of the Loan Documents; provided, however, that in no event shall AS be required to forfeit all or any part of its Warrants, all of which shall be irrevocable when paid, issued or granted, as the case may be, to me.

All notices, demands or other communications (collectively, “notices”) hereunder relating to any matter set forth herein shall be in writing and made, given, served or sent (collectively, “delivered”) by (a) certified mail (return receipt requested) or (b) reputable commercial overnight courier service (Federal Express, UPS or equivalent that provides a receipt) for next-business-morning delivery, in each case with postage thereon prepaid by sender and addressed to the intended recipient at its Address for Notices set forth below its signature hereto (or at such other address as the intended recipient shall have previously provided to the sender in the same manner herein provided).  Any such notice sent as so provided shall be deemed effectively delivered (i) on the third business day after being sent by certified mail, (ii) on the next business morning if sent by overnight courier for next-business-monring delivery or (iii) on the day of its actual delivery to the intended recipient (as shown by the return receipt or proof-of-delivery), whichever is earlier.

This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New York applicable to contracts made between residents of that state, entered into and to be wholly performed within that state, notwithstanding the parties’ actual states of residence or domicile if outside that state and without reference to any conflict of laws or similar rules that might otherwise mandate or permit the application of the laws of any other jurisdiction.  Any action, suit or proceeding relating to this Agreement or the Loan shall be brought exclusively in the courts of New York State sitting in the Borough of Manhattan, New York City, or in U.S. District Court for the Southern District of New York, and, for all purposes of any such action, suit or proceeding, each of the parties hereby irrevocably (i) submits to the exclusive jurisdiction of such courts, (ii) waives any objection to such choice of venue based on forum non conveniens or any other legal or equitable doctrine, and (iii) waives trial by jury and, in the case of the Company, the right to interpose any set-off or counterclaim, of any nature or description whatsoever, in any such action, suit or proceeding.

None of ___’s rights or remedies under this Agreement or in respect of the Loan are intended to be exclusive of any other right or remedy available to ___, whether at law, in equity, by statute or otherwise, but shall be deemed cumulative with all such other rights and remedies.  No failure by ___ to exercise, or any delay by ___ in exercising, any of its rights or remedies hereunder shall operate as a waiver thereof.  A waiver by ___ of any right or remedy hereunder on any one occasion shall not be construed as a bar to ___’s exercise of that same or of any other right or remedy which it would otherwise have on any future occasion.  No forbearance, indulgence, delay or failure by AS to exercise any of its rights or remedies hereunder or with respect to the Loan, nor any course of dealing between us, shall operate as a waiver of any such right or remedy, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.  ___ shall not, by any course of dealing, indulgence, omission, or other act (except a further instrument signed by ___) or failure to act, be deemed to have waived any right or remedy hereunder or with respect to the Loan, or to have acquiesced in any breach of any of the terms of this Agreement.  No modification, rescission, waiver, forbearance, release or amendment of any term, covenant, condition or provision of this Agreement or any of the Company’s obligations hereunder shall be valid or enforceable unless made and evidenced in writing, expressly referring to this Agreement and signed by both of us.

This Agreement may be executed in counterparts, each of which when duly signed and delivered shall be deemed for all purposes hereof to be an original, but all such counterparts shall collectively constitute one and the same instrument; and either party may execute this Agreement by signing any such counterpart.  Any signature delivered by facsimile or email transmission (in scanned .pdf format or the equivalent) shall be deemed to be an original signature.

Signature page follows immediately below

If the foregoing accurately and completely reflects our understanding, please confirm your agreement with these terms and conditions by signing where indicated below, whereupon this shall become a binding agreement between us.

Sincerely,

_______________________________

By___________________________

     ____________, Manager

Address for Notices:

_______________________

_______________________

_______________________

Phone:  ________________

Email:   ________________

Agreed:

ASPEN GROUP, INC.

By______________________________

     Michael Mathews

     Chairman and Chief Executive Officer

Address for Notices:

276 Fifth Avenue, Suite 505

New York, NY  10001

Phone:  ________________

Email:   ________________

UNITED STATES UNIVERSITY, INC.,

a Delaware corporation

By______________________________

     Michael Mathews

     Chief Executive Officer

Address for Notices:

276 Fifth Avenue, Suite 505

New York, NY  10001

Phone:  ________________

Email:   _______________

ASPEN UNIVERSITY INC.,

a Delaware corporation

By______________________________

     Michael Mathews

     Chief Executive Officer

Address for Notices:

276 Fifth Avenue, Suite 505

New York, NY  10001

Phone:  ________________

Email:   _______________

Exhibit A

Form of Promissory Note

________ Maker’s Initials

TERM PROMISSORY NOTE AND SECURITY AGREEMENT

US$5,000,000	New York, New York
March 6, 2019

FOR VALUE RECEIVED, the undersigned, ASPEN GROUP, INC., a Delaware corporation having its principal place of business at 276 Fifth Avenue, Suite 505, New York, New York 10001 (“Maker”), HEREBY PROMISES TO PAY as and when due from time to time in accordance with the terms of this term promissory note and security agreement (this “Note”), whether at its stated Maturity (as defined below) or by acceleration or otherwise, TO THE ORDER OF ___________________________ whose address is ______________________________ (together with its successors and permitted assigns, “Payee”), at Payee’s address above or at such other place as may be designated from time to time in writing by Payee, in lawful money of the United States of America (“US$” and “U.S. dollars”) and in immediately available funds, IN FULL without deduction, reduction, offset or counterclaim, (i) the principal sum of FIVE MILLION U.S. DOLLARS (US$5,000,000) or such lesser principal amount as shall then be outstanding under this Note,  (ii) all interest accrued and unpaid on the principal amount of this Note outstanding from time to time, calculated at the Applicable Rate (as defined below) from time to time in effect for the period from and including the date of this Note through the date on which such principal sum and all such accrued interest are paid in full, and (iii) all other amounts, if any, then due and owing under this Note.

Maker shall pay interest monthly on the principal amount of this Note outstanding from time to time, calculated at the Applicable Rate from time to time in effect for the period from and including the date of this Note through the date on which all amounts owing under this Note are paid or repaid, as the case may be, in full, computed daily (on the basis of actual days elapsed in a 365-day year) and payable monthly (and when this Note shall fall due, whether at stated Maturity, by acceleration or otherwise) by not later than the third (3rd) Business Day (as defined below) of each month.  For all purposes of this Note, the “Applicable Rate” shall equal twelve percent (12%) per annum; provided, however, that in the event that any amount (whether of principal, interest or otherwise) payable under this Note is not paid in full as and when due in accordance with the terms of this Note (whether at stated Maturity, by acceleration, or otherwise in accordance with such terms), then the Applicable Rate shall increase to eighteen percent (18%) per annum.

The stated maturity of this Note (its “Maturity”) shall be September 5, 2020; provided, however, that such Maturity date may, at Maker’s election (exercisable (i) upon at least thirty (30) days’ prior written notice thereof to Payee and upon Maker’s payment to Payee, at the time of such notice, of an extension fee (a “Maturity Extension Fee”) equal to fifty thousand U.S. dollars (US$50,000), and (ii) if and only if no Acceleration Event (as defined below) shall have occurred on or prior to the date of such election notice), be extended to September 5, 2021; provided, further, that notwithstanding anything to the contrary contained in this Note, upon the occurrence of any of the events specified in subparagraphs (a) through (c) immediately below (each, an “Acceleration Event”), the entire principal amount outstanding of this Note, and all

________ Maker’s Initials

interest and other amounts accrued and unpaid thereon or hereunder, shall automatically, without protest, presentment, petition, demand, or other notice, declaration, act or instrument of, by or from Payee or any other person (all of which are hereby expressly and irrevocably waived by Maker), and for all purposes, be accelerated and become immediately due and payable, in full, to Payee:

(a)

If Maker shall: (i) fail to make any payment owing to Payee hereunder in full when due in accordance with the terms of this Note, which failure shall continue uncured for a period of at least three (3) Business Days; (ii) fail to make any payment owing to any other lender in full when due in accordance with the terms governing such loan; or (iii) directly or indirectly, so long as any principal, interest or other amount remains outstanding hereunder (whether or not then due and owing), make or propose to make any dividend payment (except for dividends payable in common stock or in rights to buy common stock) or other cash-flow distribution to any of Maker’s shareholders or other stakeholders (except for non-dividend payments to students or employees in the ordinary course of business), or any payment of principal, interest or any other amount in respect of any other indebtedness (whether secured or unsecured) owing to any individual, entity or other person (other than Payee), except for Permitted Indebtedness (as defined below). “Permitted Indebtedness” shall mean (w) the indebtedness evidenced by that certain amended and restated revolving promissory note and security agreement dated November 5, 2018, in the face amount of five million U.S. dollars (US$5,000,000) issued by Maker to ______________________________, including, without limitation, all principal thereof and accrued and unpaid interest and Commitment Fee (as defined therein) thereon; (x) the indebtedness evidenced by this Note, including, without limitation, all principal thereof and accrued and unpaid interest thereon; (y) the indebtedness evidenced by that certain term promissory note and security agreement of even date herewith in the face amount of five million U.S. dollars (US$5,000,000) issued by Maker to ____________________________________, including, without limitation, all principal thereof and accrued and unpaid interest thereon; and (z) unsecured trade indebtedness (not to exceed five hundred thousand U.S. dollars (US$500,000) at any one time outstanding) in respect of equipment and/or software and software systems purchase money financing or capital leases incurred by Maker in the ordinary course of business; or

(b)

If Maker or any affiliated entity (each, an “Affiliate”) shall: (i) become insolvent; (ii) admit in writing its inability to pay its debts as they mature; (iii) commence, or file any petition or answer under, any bankruptcy, liquidation, reorganization, arrangement, insolvency or other proceeding, whether federal or state, relating to the relief of debtors; (iv) apply for or acquiesce in the appointment of a receiver, trustee, custodian or liquidator for itself or a substantial portion of its property, assets or business; (v) make a general assignment for the benefit of its creditors, or effect a plan in bankruptcy or other similar arrangement with its creditors; (vi) admit the material allegations of a petition filed against it in any bankruptcy, liquidation, reorganization, arrangement, insolvency or other proceeding, whether federal or state, relating to the relief of debtors; (vii) file a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation law or statute, or an answer admitting the material allegations of a petition filed against it in any proceeding under any such law, or if action shall be taken by it for the purpose of effecting any

________ Maker’s Initials

of the foregoing; (viii) be adjudicated a bankrupt or insolvent; or (ix) take action to effectuate any of the foregoing; or

(c)

If: (i) involuntary proceedings or any involuntary petition shall be commenced or filed against Maker or any Affiliate under any bankruptcy, insolvency or similar law, seeking the appointment of a receiver, trustee, custodian or liquidator for Maker or any Affiliate or a substantial portion of Maker’s or any Affiliate’s property, assets or business, and such proceedings or petition shall not be dismissed or vacated within thirty (30) days after its commencement or filing; (ii) any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial portion of Maker’s or any Affiliate’s properties or assets, and any such proceedings, petition, writ, judgment, warrant, execution or similar process shall not be released, vacated or fully bonded within thirty (30) days after its commencement, filing or levy; or (iii) an order, judgment or decree shall be entered, without the application, approval or consent of Maker or any Affiliate, with respect to Maker or any Affiliate or a substantial portion of its assets or properties, appointing a receiver, trustee, custodian or liquidator for Maker or any Affiliate or a substantial portion of Maker’s or any Affiliate’s property, assets or business, or any similar order, judgment or decree shall be entered or appointment made in any jurisdiction, and such order, judgment, decree or appointment shall continue unstayed and in effect for a period of thirty (30) days.

Maker and Payee hereby agree that any and all indebtedness incurred by Maker (whether prior to, contemporaneous with, or subsequent to the date of this Note), other than Permitted Indebtedness, shall be fully and contractually subordinated in all respects (including, without limitation, in right and priority of payment and repayment of principal, interest, and all fees and other amounts) to Maker’s indebtedness and payment obligations under this Note.

Maker may prepay all or any portion of the principal amount outstanding under this Note at any time, without premium or penalty, subject to the terms of this Note; provided, however, that any prepayment of principal hereunder shall be accompanied by Maker’s payment of all accrued and unpaid interest outstanding hereunder at the time.  Payments received by Payee under this Note shall be applied in the following order: first, to the payment of all collection and enforcement expenses, if any, incurred by Payee in collecting and enforcing Maker’s obligations hereunder; second, to the payment of any Maturity Extension Fee payable by Maker to Payee hereunder; third, to the payment of all interest accrued and owing hereunder through the date of such payment; and fourth, to the repayment of the principal amount outstanding of this Note.  Notwithstanding the foregoing or anything else herein contained to the contrary, Maker and Payee are parties to that certain Intercreditor Agreement dated March 6, 2019, among each of them, ________________ (solely in his capacity as “Servicing Lender” (as defined therein)), and _________________________________ (the “Intercreditor Agreement”), and any such payments received by Payee under this Note are subject to the terms of the Intercreditor Agreement.

This Note is subject to the express condition that at no time shall Maker be obligated or required to pay interest on the outstanding principal balance of this Note at a rate that could subject Payee to either civil or criminal liability as a result of being in excess of the maximum rate that Maker is permitted by law to contract or agree to pay.  If, by the terms of this Note,

________ Maker’s Initials

Maker is at any time required or obligated to pay interest on the outstanding principal balance of this Note at a rate in excess of such maximum rate, the Applicable Rate shall be deemed, without further act or instrument, to be immediately reduced to such maximum rate; and if and to the extent any payments in excess of such maximum permitted amount are received by Payee, such excess shall be considered repayments in respect of the principal amount outstanding of this Note.

In the event that Maker fails to pay any amount owing by it hereunder in full when due (whether on any interest payment date, at stated Maturity, by acceleration or otherwise), Maker agrees to promptly pay all of Payee’s costs and expenses incurred in attempting or effecting collection hereunder or the enforcement of this Note, including, without limitation, all attorneys’ fees and related charges, as and when incurred by Payee, whether or not any action, suit or proceeding is instituted for collection or for the enforcement of this Note; and all such costs and expenses of collection and enforcement shall be added to the principal amount outstanding of this Note and shall, if not promptly paid in full by Maker as and when incurred by Payee, bear interest at the Applicable Rate until paid in full.

If any payment hereunder shall be due on a Saturday, a Sunday, or a public or bank holiday in the State of New York (any other day, a “Business Day”), such payment shall be made on the next succeeding Business Day, and any such extension of time shall be included in the computation of interest hereunder. Each payment hereunder shall be made in lawful money of the United States of America and in immediately available funds, prior to 12:00 noon Eastern Time on the due date thereof; any payment made after such time shall be deemed to have been made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest hereunder.

Maker’s obligations under this Note are absolute and unconditional, notwithstanding the existence or terms and conditions of, or any reference herein to, any other document or agreement, and are not subject to any defense, set-off, counterclaim, rescission, recoupment or adjustment whatsoever.  Maker hereby expressly and irrevocably waives (i) presentment, demand for payment, notice of dishonor, protest, notice of protest, and every other form of notice whatsoever with respect to this Note, (ii) any right it may have to demand a jury trial with respect to the enforcement of, or any controversy arising under or relating to, this Note, (iii) any right to offset any amounts payable hereunder against, or to submit any counterclaims in respect of, any obligations of Payee to Maker, and (iv) all rights to the benefits of any statute of limitations and any moratorium, appraisement or exemption now provided, or which may hereafter be provided, by any federal or state statute, including, without limitation, exemptions provided by or allowed under the Bankruptcy Code of 1978 (11 U.S.C.), as amended, or under common law, as to both Maker itself and all of its properties and assets, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals, and modifications hereof and thereof.  The illegality or unenforceability in whole or in part of, or the default by any party under, any other document or agreement shall not constitute a defense to any claim by Payee for the payment or repayment, as the case may be, of principal, interest or any other amount hereunder.

________ Maker’s Initials

THIS NOTE CREATES A LIEN ON, AND GRANTS A SECURITY INTEREST IN, THE COLLATERAL DESCRIBED ON THE ATTACHED EXHIBIT A, AND IT SHALL CONSTITUTE A SECURITY AGREEMENT UNDER THE NEW YORK UNIFORM COMMERCIAL CODE (“UCC”) OR ANY OTHER LAW APPLICABLE TO THE CREATION OF LIENS ON PERSONAL PROPERTY AND COLLATERAL.  MAKER COVENANTS AND AGREES THAT THE SERVICING LENDER MAY FILE AND REFILE SUCH UCC AND OTHER FINANCING STATEMENTS, CONTINUATION STATEMENTS OR OTHER DOCUMENTS AS THE SERVICING LENDER SHALL DEEM NECESSARY OR APPROPRIATE FROM TIME TO TIME WITH RESPECT TO SUCH COLLATERAL.  DURING THE CONTINUANCE OF AN ACCELERATION EVENT, THE SERVICING LENDER SHALL, IN ADDITION TO ALL OTHER RIGHTS AND REMEDIES SET FORTH IN THIS NOTE, HAVE ALL RIGHTS AND REMEDIES OF A SECURED PARTY UNDER THE NEW YORK UCC.  WITH RESPECT TO ANY PRIVATE SALE OF SUCH COLLATERAL, MAKER SHALL BE ENTITLED TO RECEIVE AT LEAST THIRTY (30) DAYS’ PRIOR WRITTEN NOTICE.

Maker and its undersigned wholly-owned subsidiaries, for good and valuable consideration, including, without limitation, the aggregate sum loaned by Payee to Maker in connection with, and as evidenced by, this Note, do hereby grant and pledge unto the Servicing Lender, as agent, for the benefit of Payee, as a secured party, a security interest in, lien on, and pledge of the collateral described on the attached Exhibit A, as applicable (the “Collateral”).  With respect to such security interest, lien and pledge, Maker and such subsidiaries hereby represent, warrant, covenant and agree that:

(i)

they, as applicable, own the Collateral free and clear of any lien, security interest, charge or encumbrance (except such thereof as are created hereby or in respect of other Permitted Indebtedness), and that no UCC or other financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office (except in respect of Permitted Indebtedness);

(ii)

they shall not make any further assignment or pledge of all or any part of the Collateral or create any further lien thereon or security interest therein (except such thereof as are created hereby or in respect of other Permitted Indebtedness), nor permit their rights therein to be reached by attachment, levy, garnishment or other judicial process;

(iii)

as of date hereof, the name (within the meaning of Section 9-503 of the UCC), jurisdiction of organization, type of entity and organizational number of the Maker and each applicable subsidiary is set forth on Schedule 1 attached hereto;

(iv)

no authorization, approval or other action is necessary by any governmental authority, regulatory body or other entity or individual for the granting and pledging of the lien on and security interest in the Collateral created hereby;

(v)

they shall keep accurate and complete records and accounts concerning the Collateral;

________ Maker’s Initials

(vi)

they shall defend the title to the Collateral against all persons, and against all claims and demands, as necessary to keep the Collateral free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments (except such thereof as are created hereby or in respect of other Permitted Indebtedness);

(vii)

they shall promptly notify the Servicing Lender in writing of any litigation, governmental investigations or other prosecutions involving the Collateral;

(viii)

they shall deliver a springing deposit account control agreement (the “Control Agreement”) with respect to each deposit account and securities account (other than (a) any deposit account the funds in which are used exclusively for payroll, payroll taxes and other employee wage and benefit payments, (b) any deposit account the funds in which are in trust for any third parties or any other trust accounts, escrow accounts and fiduciary accounts, (c) any deposit account that is a zero-balance disbursement account and (d) any account specifically and exclusively used to hold “Title IV, HEA program funds” on behalf of Maker or any applicable subsidiary pending disbursement of such funds to, or on behalf of, eligible students under the terms of 34 C.F.R. Section 668.163 (collectively, “Excluded Accounts”)) owned by the Maker or its applicable subsidiary as of or after the date hereof, effective to grant “control” (within the meaning of Articles 8 and 9 under the UCC) over such account to the Servicing Lender, provided that it is agreed and understood that (A) with respect to deposit accounts and securities accounts (other than Excluded Accounts) of Maker or its applicable subsidiary existing on the date hereof, Maker or its applicable subsidiary shall comply with the provisions of this clause (viii) on the date hereof, and (B) with respect to deposit accounts and securities accounts (other than Excluded Accounts) acquired by, or opened in the name of, Maker or its applicable subsidiary after the date hereof, Maker or its applicable subsidiary shall have until the date that is thirty (30) days (or such longer period, if any, to which the Servicing Lender may agree in his sole and absolute discretion) following the date of such opening or acquisition to comply with the provisions of this clause (viii).  Set forth on Schedule 2 attached hereto is a listing of all of Maker’s and its applicable subsidiaries' deposit accounts and securities accounts (other than Excluded Accounts) as of the date hereof, including, with respect to each bank, the name and address of such bank and the account numbers of the deposit accounts and securities accounts maintained with such bank;

(ix)

except for the security interest created hereby or in respect of other Permitted Indebtedness, (a) Maker is and will at all times be the sole holder of record and the legal and beneficial owner, free and clear of all liens, of the equity interests indicated on Schedule 3 attached hereto (collectively, the “Pledged Interests”) as being owned by Maker, and (b) all of the Pledged Interests are duly authorized, validly issued, and, to the extent applicable, fully paid and non-assessable, and constitute the percentage of the issued and outstanding equity interests of the subsidiaries of Maker identified on said Schedule 3.  With respect to any Pledged Interest which is not certificated, Maker hereby agrees (A) to comply with all instructions from the Servicing Lender without requiring Maker’s further consent and (B) not to take any action to cause any such uncertificated Pledged Interest to become certificated unless Maker promptly notifies the Servicing Lender in writing of Maker’s election to do so and, in that event, promptly (and in any case within five (5) days of such election) delivers to the Servicing Lender the original certificate representing such Pledged Interest accompanied by undated instruments of transfer or assignment duly executed in blank;

________ Maker’s Initials

(x)

they shall take all such further action as may be reasonably necessary or requested by the Servicing Lender in order to perfect and protect the lien, pledge and security interest created hereby; and

(xi)

all items of Collateral described in paragraphs 1 through 3 on the attached Exhibit A have been duly and validly authorized and issued, and are fully paid and non-assessable.

During the continuance of an Acceleration Event, the Servicing Lender shall have the right to pursue all of his legal rights and remedies at law, in equity, or in other appropriate proceedings, including, without limitation, all rights and remedies available to a secured party under the New York UCC or under the laws (including, without limitation, the UCC) of each other jurisdiction where the Collateral, or any portion of it, is located.  So long as there is no Acceleration Event hereunder, Maker shall be entitled (i) to exercise its voting and other consensual rights with respect to the Collateral described in paragraphs 1 through 3 on the attached Exhibit A and otherwise exercise the incidents of ownership thereof, and (ii) to receive dividends or other distributions made with respect to such Collateral.

All notices, demands or other communications (collectively, “notices”) relating to any matter set forth herein shall be in writing and made, given, served or sent (collectively, “delivered”) by (i) certified mail (return receipt requested) or (ii) reputable commercial overnight courier service (Federal Express, UPS or equivalent that provides a receipt) for next-business-morning delivery, in each case with postage thereon prepaid by sender and addressed to the intended recipient at its address set forth in the first paragraph of this Note (or at such other address as the intended recipient shall have previously provided to the sender in the same manner herein provided).  Any such notice sent as so provided shall be deemed effectively delivered (x) on the third Business Day after being sent by certified mail, (y) on the next business morning if sent by overnight courier for next-business-morning delivery or (z) on the day of its actual delivery to the intended recipient (as shown by the return receipt or proof-of-delivery), whichever is earlier.

This Note shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York applicable to contracts made between residents of that state, entered into and to be wholly performed within that state, notwithstanding the parties’ actual states of residence or legal domicile if outside that state and without reference to any conflict of laws or similar rules that might otherwise mandate or permit the application of the laws of any other jurisdiction.  Any action, suit or proceeding relating to this Note shall be brought exclusively in the courts of New York State sitting in the Borough of Manhattan, New York City, or in U.S. District Court for the Southern District of New York, and, for all purposes of any such action, suit or proceeding, Maker hereby irrevocably (i) submits to the exclusive jurisdiction of such courts, (ii) waives any objection to such choice of venue based on forum non conveniens or any other legal or equitable doctrine, and (iii) waives trial by jury and the right to interpose any set-off or counterclaim, of any nature or description whatsoever, in any such action, suit or proceeding.

No right or remedy conferred upon Payee or the Servicing Lender, as applicable, under this Note is intended to be exclusive of any other right or remedy available to Payee or the

________ Maker’s Initials

Servicing Lender, whether at law, in equity, by statute or otherwise, but shall be deemed cumulative with all such other rights and remedies.  Without limiting the generality of the foregoing, if this Note and all amounts (whether of principal, interest or otherwise) accrued hereunder shall not be paid in full when due (whether on any interest payment date, at stated Maturity, by acceleration or otherwise), Payee and the Servicing Lender shall be free to enforce their rights and remedies against Maker as Payee and the Servicing Lender, as applicable, may see fit under the circumstances, in no particular order or priority.  No failure to exercise, or any delay in exercising, by Payee or the Servicing Lender, as applicable, any of their rights or remedies hereunder shall operate as a waiver thereof.  A waiver by Payee or the Servicing Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to Payee’s or the Servicing Lender’s exercise of that same or of any other right or remedy which Payee or the Servicing Lender, as applicable, would otherwise have on any future occasion.  No forbearance, indulgence, delay or failure by Payee or the Servicing Lender to exercise any of their rights or remedies with respect to this Note, nor any course of dealing between Maker, on the one hand, and Payee or the Servicing Lender, as applicable, on the other hand, shall operate as a waiver of any such right or remedy, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.  Payee and the Servicing Lender shall not, by any course of dealing, indulgence, omission, or other act (except a further instrument signed by the Servicing Lender) or failure to act, be deemed to have waived any right or remedy hereunder, or to have acquiesced in any Acceleration Event or in any breach of any of the terms of this Note.  No modification, rescission, waiver, forbearance, release or amendment of any term, covenant, condition or provision of this Note or any of Maker’s obligations hereunder shall be valid or enforceable unless made and evidenced in writing, expressly referring to this Note and signed by both Maker and the Servicing Lender.

The terms and provisions of this Note are severable. In the event of the unenforceability or invalidity of one or more of the terms, covenants, conditions or provisions of this Note under federal, state or other applicable law in any circumstance, such unenforceability or invalidity shall not affect the enforceability or validity of such term, covenant, condition or provision in any other circumstance, or render any other term, covenant, condition or provision of this Note unenforceable or invalid.

Payee may assign its rights under this Note to any related or affiliated person or entity upon three (3) Business Days’ prior notice to Maker; and Maker’s obligations hereunder shall inure to the benefit of Payee and each of Payee’s successors and permitted assigns, and shall be binding for all purposes on Maker and its successors-in-interest.  No assignment, delegation or other transfer of Maker’s rights or obligations hereunder shall be made or be effective absent Payee’s prior, written consent thereto.

Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the words "Payee" and "Maker" shall include their respective successors and permitted assigns.

________ Maker’s Initials

IN WITNESS WHEREOF, each of Maker and its wholly-owned subsidiaries party hereto has duly executed and delivered this Note on the day and year first written above.

MAKER

ASPEN GROUP, INC.

By___________________________

     Michael Mathews

     Chairman and Chief Executive Officer

SUBSIDIARIES

UNITED STATES UNIVERSITY, INC.,

a Delaware corporation

By______________________________

     Michael Mathews

     Chief Executive Officer

ASPEN UNIVERSITY INC.,

a Delaware corporation

By______________________________

     Michael Mathews

     Chief Executive Officer

________ Maker’s Initials

EXHIBIT A – COLLATERAL

Unless otherwise defined in that certain Term Promissory Note and Security Agreement dated March 6, 2019, in the principal face amount of US$5,000,000 in favor of ________________ to which this Exhibit A is attached (the “Note”), capitalized terms used herein shall have the same respective meanings ascribed to such terms under the Uniform Commercial Code (“UCC”) as in effect in the State of New York.

1.

All Accounts of Aspen University Inc., a Delaware corporation, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, together with all warranties, increases, renewals, additions and accessions thereto, substitutions therefor, and replacements, cash and proceeds thereof.

2.

All Accounts of United States University, Inc., a Delaware corporation, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, together with all warranties, increases, renewals, additions and accessions thereto, substitutions therefor, and replacements, cash and proceeds thereof.

3.

All of Aspen Group, Inc.’s right, title and interest in and to: (a) its Deposit Accounts (other than Excluded Accounts (as defined in the Note)), up to the aggregate amount from time to time due and owing to Payee under the Note; and (b) the common stock and other equity interests of Aspen University Inc., a Delaware corporation, and United States University, Inc., a Delaware corporation, together with (i) all “investment property” as such term is defined in the UCC with respect to such stock and equity interests, (ii) any “security entitlement” as such term is defined in the UCC with respect to such stock and equity interests, (iii) all books and records relating to the foregoing, and (iv) all Accessions and Proceeds of such stock and equity interests, including, without limitation, all distributions (cash, stock or otherwise), dividends, stock dividends, securities, cash, instruments, rights to subscribe, purchase or sell, and other property, rights and interest that Maker is at any time entitled to receive or is otherwise distributed in connection with such stock and equity interests.

Schedule 1

Entity Name	Jurisdiction of Formation	Type of Entity	Organizational Number
Aspen Group, Inc.	Delaware	Corporation	5107517
Aspen University Inc.	Delaware	Corporation	3115429
United States University, Inc.	Delaware	Corporation	6408678

Schedule 2

Entity	Name and Address of Institution Maintaining Account	Account Number	Type of Account
Aspen University Inc.	Citibank 153 E. 53rd Street, 21st Fl New York, NY 10022		Operating
Aspen Group, Inc.	Citibank 153 E. 53rd Street, 21st Fl New York, NY 10022		Operating
United States University, Inc.	Citibank 153 E. 53rd Street, 21st Fl New York, NY 10022		Operating

Schedule 3

Name of Grantor	Name of Pledged Company	Number of Shares/Units	Certificate Number	Class of Interests	Percentage of Class Owned
Aspen Group, Inc.	United States University, Inc.	100	N/A	Common	100%
Aspen Group, Inc.	Aspen University Inc.	100	N/A	Common	100%

Exhibit B

Form of Intercreditor Agreement

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT (this “Agreement”) dated as of this 6th day of March, 2019, by and among ____________________, an individual residing at ___________________________ (together with his successors and permitted assigns, “_________”), solely in his capacity as Servicing Lender (as defined below), ______________________________ whose address is ______________________________ (together with its successors and permitted assigns, “__”), _____________________________________, whose address is c/o _____________ at his address above (together with its successors and permitted assigns, the “_______________”; collectively with ___, the “Lenders”, and each individually a “Lender”), and ASPEN GROUP, INC., a Delaware corporation having its principle place of business at 276 Fifth Avenue, Suite 505, New York, New York 10001 (together with its successors and permitted assigns, the “Company”; collectively with ____________ and the Lenders, the “Parties”, and each individually a “Party”).

WHEREAS, each Lender has made, or contemporaneously herewith proposes to make, a loan or extension of credit to the Company (each, a “Loan” and collectively, the “Loans”) evidenced in each case by a promissory note in the principal face amount of five million U.S. dollars (US$5,000,000) issued by the Company to such Lender and dated (i) in the case of (a) the Term Promissory Note and Security Agreement in favor of AS and (b) the Term Promissory Note and Security Agreement in favor of the _____________________, March 6, 2019 (collectively, the “Term Notes”), and (ii) in the case of the Amended and Restated Revolving Promissory Note and Security Agreement in favor of the ______________________________, and amended and restated as of March 6, 2019 (the “Revolving Note”, and together with the Term Notes, each, a “Note” and collectively, the “Notes”) (the Company’s indebtedness and all its obligations with respect to the payment and repayment of principal, interest, fees and other amounts under each Note being hereinafter called the Company’s “Loan Obligations” thereunder); and

WHEREAS, the Company’s Loan Obligations to each of the Lenders are secured by security interests granted by the Company (and by certain of its subsidiaries party to the Notes) to each of them in certain assets as described more fully in the Lenders’ respective Notes (all such assets, collectively, the “Collateral”); and

WHEREAS, the Lenders, as a material inducement for each of them to make or maintain their respective Loans and in consideration thereof, expressly contemplate and intend (i) that, except as expressly provided to the contrary herein with respect to Preferred Payments (as defined below), the Company’s Loan Obligations to them under their respective Notes shall rank pari passu in all respects (including, without limitation, in right and priority of payment and repayment of principal, interest, and all fees and other amounts) to one another, without priority over one another, and (ii) that the security interests held by each of the Lenders in the Collateral shall rank pari passu in all respects to one another, without priority over one another, all as described more fully, and subject to the terms and conditions set forth, in this Agreement;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree with one another as follows:

1.

Each of the Lenders hereby confirms and agrees that (a) the security interests in the Collateral held by them under their respective Notes shall rank pari passu, equally and ratably in all respects to one another, without priority over one another, regardless of the order of time in which such security interests or any claims with respect thereto arise, attach or are perfected by filing, recording, possession, control or otherwise, and (b) the Company’s Loan Obligations to them under their respective Notes shall rank pari passu, equally and ratably in all respects (including, without limitation, in right and priority of payment and repayment of principal, interest, and all fees and other amounts) to one another, without priority over one another; provided, however, that notwithstanding the foregoing, nothing herein contained shall impair, limit or otherwise affect, absent the occurrence of an “Acceleration Event” (as defined in the Notes), (i) the _________________ sole right to receive any Commitment Fee (as defined therein) owing to it under the Revolving Note or (ii) each of the ____________________ and ___’s sole right to receive any Maturity Extension Fee (as defined therein) owing to such Lender under its Term Note, in each case without having to share the same with, or account therefor to, the other Lenders (all such amounts, collectively, the “Preferred Payments”).

2.

Without limiting the generality of any other provision of this Agreement (including, without limitation, under Paragraph 4 hereof) that provides for the survival of certain of the Parties’ obligations hereunder, this Agreement, and all of the Parties’ respective obligations arising hereunder or with respect hereto, shall (a) continue in full force and effect so long as any of the Loan Obligations remain outstanding and (b) be reinstated if at any time any payment of or distribution with respect to any of the Loan Obligations is rescinded or must otherwise be returned by a Lender upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment or distribution had not been made.  No defect in, invalidity of, or absence or loss of priority under this Agreement or the Notes shall affect the Lenders’ respective rights against the Company in respect of the Loans.

3.

Each Lender shall (a) promptly notify the other Lenders of any Acceleration Event under such Lender’s Note (or of any default by the Company under any other agreements or documents executed in connection therewith) known to such Lender and not reasonably believed to have been previously disclosed to such other Lenders; (b) provide such other Lenders with such information and documentation as either such other Lender may reasonably request in order to protect their respective interests with respect to the Loans; and (c) subject to the terms of this Agreement, reasonably cooperate with such other Lenders with respect to any and all collections, foreclosure procedures, and other collection or enforcement actions at any time commenced or initiated against the Company or otherwise in respect of the Collateral securing the Loan Obligations.   Each Lender agrees that it shall not (and hereby waives any right to) take any action to challenge, contest, or support any other person in challenging or contesting, in any proceeding, the validity, perfection, priority or enforceability of a lien securing any Loan Obligations held, or purported to be held, by or on behalf of another Lender.

4.

The Lenders hereby designate and appoint ____________ as their sole and exclusive agent (in such capacity, the “Servicing Lender”) to act on behalf of all Lenders, subject to the terms of this Agreement, with respect to (a) enforcing the Lenders’ rights and remedies, and the Company’s obligations, under the Notes and with respect to the Loan Obligations and (b) dealing with, and securing and enforcing the Lenders’ rights and remedies and the Company’s obligations with respect to, the Collateral (including, without limitation, foreclosing and realizing on all or any portion of the Collateral in case of an Acceleration Event, releasing all or any portion of the Collateral, and filing and refiling any financing statements, continuation statements or other documents under the New York Uniform Commercial Code or otherwise with respect to the Collateral).  The Servicing Lender shall not be liable, responsible or accountable to the other Lenders or the Company for (and the other Lenders and the Company hereby agree to and shall defend, indemnify and hold the Servicing Lender harmless from and against any and all liability, cost, damage or expense whatsoever with respect to) any act, failure to act, error or omission by the Servicing Lender in acting as Servicing Lender hereunder, except in cases of the Servicing Lender’s own fraud or willful misconduct. The Servicing Lender shall not be deemed to be a fiduciary or to have any fiduciary duties to the other Lenders or the Company.  The Lenders shall, promptly upon demand by the Servicing Lender, share equally all out-of-pocket fees, costs and expenses incurred by the Servicing Lender in acting as Servicing Lender hereunder (including, without limitation, all attorneys’ fees, related expenses, filing fees and other charges incurred in connection with (i) the preparation, execution, delivery and administration of the Loan Documents and any amendments, modifications or waivers of the provisions thereof and (ii) the enforcement, collection, perfection or foreclosure of the Notes, the Loan Obligations and the Collateral; collectively, “Enforcement Costs”) to the extent not promptly paid or reimbursed by the Company in accordance with the following proviso; provided, however, that notwithstanding the foregoing, the Company shall, promptly upon demand by the Servicing Lender, pay directly (or, at the Servicing Lender’s option exercisable in his sole discretion, reimburse the Servicing Lender for) all Enforcement Costs.  The Company further agrees to and shall defend, indemnify and hold each Lender harmless from and against any and all costs, fees (including, without limitation, attorneys’ fees and related expenses), charges, expenses, liabilities, damages, claims, actions, suits or proceedings incurred by such Lender in connection with this Agreement, the Loans, the Notes or the Loan Obligations, unless caused by such Lender’s own fraud or willful misconduct.  All of the foregoing indemnities and hold-harmless provisions shall (x) continue indefinitely and (y) survive termination of this Agreement, discharge of the Notes and the Loan Obligations, and foreclosure or release of the Collateral.

5

This Agreement shall constitute the Servicing Lender’s legal right, power and authority (collectively, the “authority”) to perform the actions described in Paragraph 4 hereof.  The Servicing Lender shall use his reasonable, good-faith efforts to keep the other Lenders reasonably apprised of any actions taken by the Servicing Lender under this Agreement.  The Servicing Lender shall have the authority to employ and consult with attorneys, accountants and other professionals with respect to the actions, or contemplated actions, of the Servicing Lender under this Agreement.  The Servicing Lender shall be under no duty to take (or to forebear from taking) any action, to pay any money, or to incur any fees, costs, charges or expenses in regard to the performance of the actions described in said Paragraph 4 unless he is advanced sufficient funds, either by the Company or by the other Lenders, as described in this Agreement.  Each Party shall sign all such further documents and instruments, if any, as the Servicing Lender may reasonably request to enable the Servicing Lender to perform the actions described in said Paragraph 4.  Upon providing the other Lenders with at least ten (10) business days’ prior written notice, the Servicing Lender may elect not to further perform any of the actions of a Servicing Lender under this Agreement.  Upon receipt of any such notice, the Lenders shall have the right to appoint a successor Servicing Lender by unanimous consent.  If no such successor shall have been appointed by the Lenders, and shall have accepted such appointment, within thirty (30) days after the retiring Servicing Lender gives notice of its resignation, then the retiring Servicing

Lender may, on behalf of the Lenders, appoint a successor Servicing Lender, which shall be a bank or financial institution that acts as an administrative agent in secured financings in the ordinary course of its business. The Servicing Lender shall not be deemed to have knowledge of any matter unless and until the Servicing Lender shall have received actual knowledge of such matter, and the Servicing Lender shall not be charged with constructive notice of any such matter.

6.

Nothing in this Agreement shall impair, limit, relieve or otherwise affect the Company’s Loan Obligations to each Lender under such Lender’s Note.  The Company shall make all payments and prepayments in respect of its Loan Obligations ratably to all Lenders entitled to the respective category of payment; provided that the Parties acknowledge that the Lenders have different entitlements to different categories of Preferred Payments.  Notwithstanding the occurrence of an Acceleration Event with respect to its Loan, no Lender may accelerate the Company’s Loan Obligations under its Note, nor exercise any of its other rights or remedies thereunder, except in accordance with Paragraph 4 hereof.  Upon the occurrence of an Acceleration Event: (a) all collections received by the Servicing Lender in respect of the Loan Obligations shall be distributed by him ratably to the Lenders according to the respective Loan Obligations then owing to each, after the payment of all costs, expenses and fees incurred by the Servicing Lender in collecting or enforcing same; and (b) should any payment, distribution or proceeds be received by a Lender with respect to such Lender’s Loan in excess of such Lender’s ratable share of the outstanding Loan Obligations, prior to the satisfaction in full of the Loan Obligations, such Lender shall promptly pay or deliver to each of the other Lenders their respective, ratable portions thereof in the form received.  The Company may not prepay a Note at any time, in whole or in part, unless either such prepayment is made ratably to all Lenders according to their respective Loan Obligations or the Lenders otherwise agree in writing to such prepayment; provided, however, that notwithstanding the foregoing or anything herein contained to the contrary, the Parties acknowledge and agree that the termination, in whole or in part, of the ______________________ revolving commitment under its Loan and Note shall not be deemed or construed to be a prepayment of such Loan or Note.

7.

Each Lender may transfer and assign (collectively, “assign” and, correlatively, “assignment”), in whole but not in part, its rights and claims under this Agreement to any entity or trust that is affiliated with and controlled by such Lender upon three (3) business days’ prior written notice to each of the other Parties; provided that (a) any such attempted assignment to an unaffiliated third party shall require the other Parties’ prior written consent, which consent shall not be unreasonably delayed, and (b) any such permitted assignee shall acknowledge in writing to each of the other Parties such assignee’s express agreement to be bound by the terms of this Agreement.  No assignment or delegation of the Company’s rights or obligations under this Agreement shall be made or be effective absent the prior written consent of all Lenders.  This Agreement is solely for the benefit of, and shall bind solely, the Parties and their respective successors and permitted assigns, and no other person or persons shall have any right, benefit, priority or interest under or because of the existence of this Agreement.

8.

Each Party hereby represents and warrants that it has full right, power and legal authority to enter into this Agreement and to incur and perform its obligations hereunder.  Each Lender hereby agrees not to amend or modify its Note, or any other documents executed in connection with the Company’s Loan Obligations to such Lender, without the prior written approval of each other Lender, if any, whose rights hereunder, or whose priority to the Collateral, could be adversely affected by such amendment or modification.

9.

Within ten (10) business days after a request therefor by any Lender (the “Requesting Lender”) made not more frequently than once per calendar quarter, the Lender of whom such request is made (the “Responding Lender”) shall furnish to the Requesting Lender a written letter addressed to the Requesting Lender which states (a) the principal amount then outstanding on the Responding Lender’s Note, (b) whether the Responding Lender has given notice to the Company of the existence of any Acceleration Event under the Responding Lender’s Note and (c) if not, that to the best of the Responding Lender’s knowledge no condition or event which constitutes (or which, after notice or lapse of time or both, would constitute) an Acceleration Event thereunder exists or has occurred, or, if any such condition or event does exist or has occurred, specifying in reasonable detail the nature and period of existence thereof.

10.

This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York applicable to contracts made between residents of that state, entered into and to be wholly performed within that state, notwithstanding the Parties’ actual states of residence or legal domicile if outside that state and without reference to any conflict of laws or similar rules that might otherwise mandate or permit the application of the laws of any other jurisdiction.  Any action, suit or proceeding relating to this Agreement shall be brought exclusively in the courts of New York State sitting in the Borough of Manhattan, New York City, or in U.S. District Court for the Southern District of New York, and, for all purposes of any such action, suit or proceeding, each of the Parties hereby irrevocably (a) submits to the exclusive jurisdiction of such courts, (b) waives any objection to such choice of venue based on forum non conveniens or any other legal or equitable doctrine, and (c) waives trial by jury and, in the case of the Company, the right to interpose any set-off or counterclaim, of any nature or description whatsoever, in any such action, suit or proceeding.

11.

No Party’s rights or remedies under this Agreement are intended to be exclusive of any other right or remedy available to such Party, whether at law, in equity, by statute or otherwise, but shall be deemed cumulative with all such other rights and remedies.  No failure by a Party to exercise, or any delay by a Party in exercising, any of such Party’s rights or remedies hereunder shall operate as a waiver thereof.  A waiver by any Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to such Party’s exercise of that same or of any other right or remedy which such Party would otherwise have on any future occasion.  No forbearance, indulgence, delay or failure by any Party to exercise any of such Party’s rights or remedies hereunder or with respect to the Loan Obligations, nor any course of dealing between or among the Parties, shall operate as a waiver of any such right or remedy, nor shall any single or partial exercise of any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy.  A Party shall not, by any course of dealing, indulgence, omission, or other act (except a further instrument signed by such Party) or failure to act, be deemed to have waived any right or remedy hereunder or with respect to the Loan Obligations, or to have acquiesced in any breach of any of the terms of this Agreement.  No modification, rescission, waiver, forbearance, release or amendment of any term, covenant, condition or provision of this Agreement shall be valid or enforceable unless made and evidenced in writing, expressly referring to this Agreement.

12.

The terms and provisions of this Agreement are severable. In the event of the unenforceability or invalidity of one or more of the terms, covenants, conditions or provisions of this Agreement under federal, state or other applicable law in any circumstance, such unenforceability or invalidity shall not affect the enforceability or validity of such term, covenant, condition or provision in any other circumstance, or render any other term, covenant, condition or provision of this Agreement unenforceable or invalid.

13.

All notices, demands or other communications (collectively, “notices”) hereunder relating to any matter set forth herein shall be in writing and made, given, served or sent (collectively, “delivered”) by (a) certified mail (return receipt requested) or (b) reputable commercial overnight courier service (Federal Express, UPS or equivalent that provides a receipt) for next-business-morning delivery, in each case with postage thereon prepaid by sender and addressed to the intended recipient at its address set forth in the first paragraph of this Agreement (or at such other address as the intended recipient shall have previously provided to the sender in the same manner herein provided); provided that copies of any such notice to ___________ or the __________________ shall also be sent to them ________________________________, and emailed to them at ___________.  Any such notice sent as so provided shall be deemed effectively delivered (i) on the third business day after being sent by certified mail, (ii) on the next business morning if sent by overnight courier for next-business-morning delivery or (iii) on the day of its actual delivery to the intended recipient (as shown by the return receipt or proof-of-delivery), whichever is earlier.

14.

This Agreement may be executed in counterparts, each of which when duly signed and delivered shall be deemed for all purposes hereof to be an original, but all such counterparts shall collectively constitute one and the same instrument; and any Party may execute this Agreement by signing any such counterpart.  Any signature delivered by facsimile or email transmission (in scanned .pdf format or the equivalent) shall be deemed to be an original signature.

15.

This Agreement shall inure to the benefit of, and be binding upon, each of the Parties and their respective successors and permitted assigns.  The provisions of this Agreement are, and are intended, solely for the purpose of defining the relative rights of the Lenders between and amongst themselves.  This Agreement constitutes the entire agreement, arrangement and understanding, written or oral, among the Lenders (or between any of them) with respect to its subject matter, superseding and merging all prior and contemporaneous negotiations, discussions, agreements, arrangements and understandings, written or oral, between or among any of them relating thereto; and there are no representations, warranties, agreements, arrangements or understandings, written or oral, among the Lenders (or between any of them) with respect to the subject matter of this Agreement other than as set forth in this Agreement.  There are no intended third-party beneficiaries of this Agreement, except as may be expressly provided herein.

Signature page follows immediately below

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

______________________,
as Servicing Lender

______________________________
______________________

______________________________

By
_______________, Manager

______________________________

By
__________________, __________

ASPEN GROUP, INC.

By
Michael Mathews, Chairman & CEO

CONSENT

The undersigned hereby consent to the terms and provisions of this Agreement and agree to comply with the applicable terms and provisions thereof.

ASPEN UNIVERSITY INC.,
a Delaware corporation

By:
Michael Mathews, CEO

UNITED STATES UNIVERSITY, INC.,
a Delaware corporation

By:
Michael Mathews, CEO

Exhibit C

Form of Warrant

THIS WARRANT (THIS “WARRANT”) AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR, IN THE OPINION OF COUNSEL TO THE ISSUER OF THESE SECURITIES, SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Issuance Date: March 6, 2019 (the “Issuance Date”)

WARRANT FOR THE PURCHASE OF 100,000 SHARES OF
COMMON STOCK OF ASPEN GROUP, INC.

THIS IS TO CERTIFY that, for value received, _______________________________ (the “Holder”), is entitled to purchase, subject to the terms and conditions hereinafter set forth, one hundred thousand (100,000) shares of common stock, par value $0.001 per share (as further detailed in Section 4 of this Warrant, the “Common Stock”), of Aspen Group, Inc., a Delaware corporation (the “Company”), and to receive certificates for the Common Stock so purchased.  The exercise price of this Warrant (the “Exercise Price”) is six dollars ($6.00) per share, subject to adjustment as provided in this Warrant.

1.

Exercise Period.

(a)

Subject to Section 1(b), this Warrant may be exercised by the Holder during the period beginning on the Issuance Date and ending at 5:00 pm (New York time) five (5) years thereafter (the “Exercise Period”).  This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

(b)

If the closing price of the Company’s Common Stock, as reported by the principal trading market, averages at least seven dollars fifty cents ($7.50) per share calculated over any ten (10) consecutive trading days during the Exercise Period (subject to adjustment as provided in this Warrant), then the Company, on at least thirty (30) trading days’ prior written notice to the Holder, may redeem this Warrant by paying the Holder two dollars ten cents ($2.10) per share, subject to adjustment as provided in this Warrant and subject to prior exercise by the Holder. This Warrant shall remain exercisable by the Holder (in whole or in part, in its entirety or in such increments, at any time and from time to time, as in each case the Holder may in its sole discretion elect) for the duration of such 30-day period.  As of the date of this Warrant, the principal trading market is Nasdaq Capital Market.

2.

Exercise of Warrant.

(a)

This Warrant may be exercised by the Holder (in whole or in part, in its entirety or in such increments, at any time and from time to time, as in each case the Holder may in its sole discretion elect) throughout the Exercise Period.  Each such exercise shall be accomplished by the Holder’s (i) tender to the Company of an amount equal to the Exercise Price multiplied by the number of underlying shares of Common Stock then being purchased (the “Purchase Price”), by wire transfer of immediately available funds in accordance with wiring coordinates provided to the Holder by the Company, or by certified or bank cashier’s check payable to the order of the Company, and (ii) surrender to the Company of this Warrant, together with an executed subscription agreement in substantially the form attached hereto as Exhibit A (the “Subscription”). As a condition of exercise, the Holder shall, where applicable, execute a customary investment letter and accredited investor questionnaire.  The Holder’s right to exercise this Warrant is subject to his compliance with any applicable laws and rules, including Section 5 of the Securities Act of 1933.

(b)

Upon receipt of the Purchase Price in respect of any exercise by the Holder of this Warrant, the Company shall promptly (and in all events within two (2) trading days of such exercise date) deliver to the Holder a certificate or certificates representing the shares of Common Stock then purchased, registered in the name of the Holder (or its transferee, if any, as permitted under Section 3 below).  With respect to each exercise of this Warrant, if any, the Holder (or its transferee, if any, as the case may be) shall for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date a properly executed Subscription and payment of the Purchase Price are received by the Company (each, an “Exercise Date”), irrespective of the date of delivery to the Holder of the certificate(s) evidencing such shares, except that if the date of such receipt is a date on which the stock transfer books of the Company are closed, the Holder (or its transferee, if any, as the case may be) shall be deemed to have become the holder of record of such shares at the close of business on the next succeeding date on which such stock transfer books are open.  Fractional shares of Common Stock shall not be issued upon any exercise of this Warrant; provided that in lieu of any fractional shares that would have been issued but for the immediately preceding clause, the Holder shall be entitled to receive cash equal to the current market price of such fraction of a share of Common Stock on the trading day immediately preceding the respective Exercise Date.  In the event this Warrant is ever exercised in part, the Company shall promptly (and in all events within two (2) trading days of the respective Exercise Date) issue a New Warrant (as defined below) to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable.  The Company acknowledges and agrees that this Warrant was issued on the Issuance Date.

3.

Recording; Transferability; Exchange; Obligations to Issue Common Stock.

(a)

Registration of Warrant.  The Company shall register this Warrant, in a register to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the Holder (or its transferee, if any, as the case may be).  The Company may deem and treat the registered holder from time to time of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to such holder, and for all other purposes, absent actual notice to the contrary from the Holder and any such transferee.

(b)

Registration of Transfers.  The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto as Exhibit B duly completed and signed, to the Company at its address specified herein.  As a condition to any such transfer, the Company may request a legal opinion as contemplated by the legend.  Upon any such registration of transfer, a New Warrant to purchase Common Stock, in substantially the form of this Warrant (each, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to such transferee, and a New Warrant evidencing the remaining portion of this Warrant, if any, not so transferred shall be issued to the Holder.  The acceptance of the New Warrant by such transferee shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

(c)

Exchange of Warrant.  This Warrant is exchangeable upon its surrender by the Holder to the Company for New Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares of Common Stock purchasable hereunder, each of such New Warrants to represent the right to purchase such number of shares of Common Stock as may be designated by the Holder at the time of such surrender (not to exceed the aggregate number of such shares underlying this Warrant).

(d)

Absolute Nature of Company’s Obligations. The Company’s obligations to issue and deliver Common Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of Common Stock.  Nothing herein shall limit the Holder’s right to pursue any other remedies available to him hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing shares of Common Stock upon exercise of this Warrant  as required pursuant to the terms hereof.

4.

Adjustments to Exercise Price; Number of Shares Subject to Warrant.  The Exercise Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4.  For the purpose of this Section 4, “Common Stock” means shares now or hereafter authorized of any class of common stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per-share amount (excluding, and subject to any prior rights of, any class or series of preferred stock of the Company).

(a)

In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock to holders of shares of Common Stock, (ii) subdivide (“split”) its outstanding shares of Common Stock into a greater number of shares, (iii) combine (“reverse split”) its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Exercise Price in effect at the time of the record date for such dividend or on the effective date of such subdivision, combination or reclassification, as the case may be, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holder of this Warrant thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Exercise Price, that, if this Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification.  Such adjustment shall be made successively whenever, and each time, any event listed above shall occur.

(b)

In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of cash, evidences of indebtedness or assets, or subscription rights or warrants, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair  Market Value per share of Common Stock on such record date, less the amount of cash so to be distributed or the Fair Market Value (as determined in good faith by, and reflected in a formal resolution of, the board of directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants, applicable to one share of Common Stock, and the denominator of which shall be the Fair Market Value per share of Common Stock.  Such adjustment shall be made successively whenever, and each time, such a record date is fixed; and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

(c)

Notwithstanding any provision hereof to the contrary, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 4(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

(d)

In the event that at any time, as a result of an adjustment made pursuant to Section 4(a) above, the Holder of this Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this

Section 4, and the other provisions of this Warrant shall apply on like terms to any such other shares.

(e)

Fundamental Transactions.  If, at any time while this Warrant is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another company, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another company or person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (each, a “Fundamental Transaction”), then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as he would have been entitled to receive upon the occurrence of such Fundamental Transaction if he had been, immediately prior to such Fundamental Transaction, the holder of the number of Common Stock then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  At the Holder’s sole discretion and request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a New Warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof.  Any such successor or surviving entity shall be deemed to be required to comply with the provisions of this Section 4(e) and shall insure that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(f)

In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall effect such adjustment, on a basis consistent with the essential intent and principles established in this Section 4, as may be necessary to preserve, without dilution, the purchase rights represented by this Warrant.

(g)

Notice of Adjustments.  Upon the occurrence of each adjustment pursuant to this Section 4, the Company, at its own sole expense, shall promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Common Stock or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based.  Upon written request, the Company shall promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

(h)

Anti-Dilution Protection.  If the Company, at any time while this Warrant is outstanding, shall sell or grant any option to purchase, or sell or grant any right to reprice, or issue any Common Stock or common stock equivalents entitling any entity or person to acquire, shares of Common Stock at an effective price per share less than the then Exercise Price (such lower price, the “Base Share Price” and such issuances, collectively, a “Dilutive Issuance”), then the Exercise Price shall be reduced (and only reduced) to equal the Base Share Price. Notwithstanding the foregoing, the Base Share Price as of the Issuance Date shall be deemed to be six dollars ($6.00) per share. Such adjustment shall be made whenever such Common Stock or common stock equivalents are issued.  Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 4(h) in respect of an Exempt Issuance (as defined below). Furthermore, if the adjustment is caused by the issuance of a common stock equivalent and such security expires or terminates without being exercised, converted or exchanged, the Base Share Price shall be readjusted to the Exercise Price in effect immediately prior to issuance of such common stock equivalent.  The Company shall notify the Holder, in writing, no later than five (5) business days following the issuance of any Common Stock or common stock equivalents subject to this Section 4(h), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”).  For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 4(h), upon the occurrence of any Dilutive Issuance, after the date of such Dilutive Issuance the Holder shall be entitled to receive the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. For purposes of this Agreement, “Exempt Issuance” means the issuance of: (i) shares of Common Stock, restricted stock units or options (and Common Stock issued upon exercise of such options) to employees, officers, consultants, advisors, directors or former directors of the Company pursuant to any stock or option plan duly adopted for such purpose by a majority of the existing members of the Board of Directors or a majority of the members of a committee of directors established for such purpose; (ii) securities upon the exercise, exchange  or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the Issuance Date, provided that such securities have not been amended since the Issuance Date to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities; (iii) shares of Common Stock upon any anti-dilution adjustment to Common Stock and common stock equivalents held by current unaffiliated shareholders of the Company as of the Issuance Date; (iv) securities issued to any Placement Agent or other registered broker-dealers as reasonable commissions or fees in connection with any financing transactions; (v) securities issued pursuant to a merger, acquisition or similar transaction (provided that (A) the primary purpose of such issuance is not to raise capital; (B) the purchaser or acquirer of such securities in such issuance solely consists of either (x) the actual participants in such transactions, (y) the actual owners of such assets or securities acquired in such merger, acquisition or similar transaction, or (z) the shareholders, partners or members of the foregoing persons; and (C) the number or amount (as the case may be) of such shares of Common Stock issued to such person by the Company shall not be disproportionate to such person’s actual participation in such merger, acquisition or similar transaction) or a strategic transaction

(provided that (AA) any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds; (BB) the primary purpose of such issuance is not to raise capital; (CC) the purchaser or acquirer of such securities in such issuance solely consists of either (ww) the actual participants in such strategic transaction, (xx) the actual owners of such strategic assets or securities acquired in such strategic transaction, (yy) the shareholders, partners or members of the foregoing persons or (zz) persons whose primary business does not consist of investing in securities; and (DD) the number or amount (as the case may be) of such shares of Common Stock issued to such person by the Company shall not be disproportionate to such person’s actual participation in such strategic licensing or development transactions or ownership of such strategic assets or securities to be acquired by the Company, as applicable); and (vi) securities issued upon conversion in full or in part of that certain convertible promissory note dated December 1, 2017, issued by the Company to Educacion Significativa, LLC.

5.

Legend.  If there is not a current effective registration statement in effect and the exemption provided by Rule 144 under the Securities Act is unavailable when this Warrant is exercised, the stock certificates issued to the Holder shall bear the following legend:

“The securities represented by this certificate have not been registered under the Securities Act of 1933 (the “Securities Act”), and may not be offered for sale or sold except pursuant to (i) an effective registration statement under the Securities Act or (ii) an opinion of counsel to the issuer that an exemption from registration under the Securities Act is available.”

6.

Reservation of Common Stock.  The Company covenants that it shall at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Common Stock upon exercise of this Warrant as herein provided, the number of shares of Common Stock which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 4).  The Company covenants that all Common Stock so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued, fully paid and non-assessable.

7.

Replacement of Warrant.  If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued, in exchange and substitution herefor and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of (a) evidence reasonably satisfactory to the Company of such mutilation, loss, theft or destruction and (b) customary and reasonable indemnity (which may include a surety bond), if requested.  Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures, and pay such other reasonable third-party costs, as the Company may reasonably prescribe.  If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company's obligation to issue the New Warrant.

8.

Charges, Taxes and Expenses.  Issuance and delivery of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer-agent fee, or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Common Stock or Warrants in a name other than that of the Holder.  The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Common Stock upon exercise hereof.

9.

Certain Notices to Holder.  In the event of (a) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company shall give the Holder a written notice specifying, as the case may be, (i) the record date for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding-up is to take place and the time, if any, is to be fixed, as of which the holders of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock securities) for securities or other property deliverable upon such event.  Any such notice shall be given at least ten (10) days prior to the earliest date therein specified and sent by certified mail (return receipt requested), or by reputable commercial overnight courier service (Federal Express, UPS or equivalent that provides a receipt) for next-business-morning delivery, in each case with postage thereon prepaid by the Company and addressed to the Holder c/o Power Stop LLC, 6112 W. 73rd Street, Bedford Park, IL 60638.

10.

No Rights as a Shareholder.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company, nor to any other rights whatsoever except the rights herein set forth; provided, however, that the Company shall not close any merger arising out of any merger agreement in which it is not the surviving entity, or sell all or substantially all of its assets, unless the Company shall have first provided the Holder with twenty (20) days’ prior written notice.

11.

Additional Covenants of the Company.  The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

12.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Company, the Holder, and their respective successors and permitted assigns.

13.

Severability.  Every provision of this Warrant is intended to be severable.  If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

14.

Governing Law; Venue; Submission to Jurisdiction.  This Warrant shall be governed by and construed in accordance with the substantive laws of the State of New York applicable to contracts made between residents of that state, entered into and to be wholly performed within that state, notwithstanding the Company’s or the Holder’s actual states of residence or legal domicile if outside that state and without reference to any conflict of laws or similar rules that might otherwise mandate or permit the application of the laws of any other jurisdiction.  Any action, suit or proceeding relating to this Warrant shall be brought exclusively in the courts of New York State sitting in the Borough of Manhattan, New York City, or in U.S. District Court for the Southern District of New York, and, for all purposes of any such action, suit or proceeding, each of the parties hereby irrevocably (i) submits to the exclusive jurisdiction of such courts, (ii) waives any objection to such choice of venue based on forum non conveniens or any other legal or equitable doctrine, and (iii) waives trial by jury and, in the case of the Company, the right to interpose any set-off or counterclaim, of any nature or description whatsoever, in any such action, suit or proceeding.

15.

Attorneys’ Fees.  In the event that there is any controversy or claim arising out of or relating to this Warrant, or to the interpretation, breach or enforcement hereof, and any action, suit or proceeding is commenced to enforce the provisions of this Warrant, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and expenses (including such fees and costs incurred in proceedings undertaken to establish both entitlement to fees and establishing the amount of fees to be recovered, sometimes referred to as “fees on fees”).  Should a party take an appeal, the prevailing party shall recover reasonable attorneys’ fees and costs on the appeal, unless the outcome of the appeal is a remand for new trial, in which case the party that ultimately prevails shall recover reasonable attorneys’ fees and costs for all proceedings including any appeal.

16.

Entire Agreement; Amendments.  This Warrant (including the Exhibits attached hereto) constitutes the entire agreement, arrangement and understanding, written or oral, between the Company and the Holder with respect to the subject matter hereof, superseding and merging all prior and contemporaneous negotiations, discussions, agreements, arrangements and understandings, written or oral, between them relating thereto.  This Warrant may not be modified or amended, nor any of its provisions varied or waived, except by further instrument signed by both the Company and the Holder.

17.

Good Faith. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate  in order to protect the rights of the holder of this Warrant against such impairment.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the Issuance Date.

ASPEN GROUP, INC.

By:
Michael Mathews
Chairman and Chief Executive Officer

Exhibit A

SUBSCRIPTION FORM

The undersigned, pursuant to the provisions set forth in the attached Warrant (the “Warrant”), hereby notifies the Company that it is exercising the Warrant on the following basis:

Section 1 - Exercise.

•

I am exercising my right to purchase ________ shares of Common Stock, being all of the shares of Common Stock which I am entitled to purchase under the Warrant; or

•

I am exercising my right to purchase ________ shares of Common Stock, being a portion of the shares of Common Stock which I am entitled to purchase under the Warrant, and request that the Company deliver to me (or as I shall designate below) a new Warrant representing the right to purchase _______ shares of Common Stock, being the remaining shares of Common Stock which I am entitled to purchase under the Warrant.

Section 2 - Payment.

I am making payment in full for the shares of Common Stock being purchased hereby at an exercise price per share of $_______ as provided for in the Warrant. The total exercise price payable for the shares of Common Stock being purchased hereby is $___________.  Such payment takes the form of (check and complete, as applicable):

___

$__________ in certified or official bank check payable to the order of the Company; or

___

$__________ by wire transfer of immediately available funds.

I request that a certificate for the shares of Common Stock being purchased hereby be issued in the name of the undersigned and delivered to me at the address stated below.  If such shares of Common Stock do not comprise all such shares purchasable pursuant to the Warrant, I request that a new Warrant of like tenor for the balance of the shares purchasable thereunder be delivered to me at such address.

In connection with the issuance of the Common Stock, if the Common Stock may not be immediately publicly sold, I hereby represent to the Company that I am acquiring the Common Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933 (the “Securities Act”).

I am______ am not ______ [please initial one] an accredited investor for at least one of the reasons listed on Exhibit A-1 to the Warrant.  If the SEC has amended the rule defining “accredited investor”, I acknowledge that as a condition to exercising the Warrant, the Company may request updated information regarding my status as an accredited investor.  My exercise of the Warrant shall be in compliance with the applicable exemptions under the Securities Act and applicable state law.

I understand that if at this time the Common Stock has not been registered under the Securities Act, I must hold the Common Stock indefinitely unless the Common Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification.  I shall make no transfer or disposition of the Common Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition.  I agree that each certificate representing Common Stock delivered to me shall bear substantially the same legend as set forth on the front page of the Warrant.

I further agree that the Company may place stop-transfer orders with its transfer agent to the same effect as the above legend.  The legend and stop-transfer notice referred to above shall be removed only upon my furnishing to the Company an opinion of counsel to the Company to the effect that such legend may be removed.

Date:_______________________________	Signed: ______________________________ Print Name:___________________________ Address:_____________________________
Date:_______________________________	Signed: ______________________________ Print Name:___________________________ Address:_____________________________

2

Exhibit A-1

For Individual Investors Only:

(1)

I certify that I am a person who has an individual net worth, or a person who with his or her spouse has a combined net worth, in excess of $1,000,000. For purposes of calculating net worth under this paragraph (1), (i) the primary residence shall not be included as an asset, (ii) to the extent that the indebtedness that is secured by the primary residence is in excess of the fair market value of the primary residence, the excess amount shall be included as a liability, and (iii) if the amount of outstanding indebtedness that is secured by the primary residence exceeds the amount outstanding 60 days prior to exercising these securities, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability.

(2a)

I certify that I am an accredited investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in the two most recent calendar years and I reasonably expect to have an individual income in excess of $200,000 in the current year.

(2b)

Alternatively, my spouse and I have joint income in excess of $300,000 in each applicable year.

(3)

I am a director or executive officer of the Company.

Other Investors:

(4)

The undersigned certifies that it is one of the following:  any bank as defined in Section 3(a)(2) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Securities Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S.  Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(5)

The undersigned certifies that it is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

(6)

The undersigned certifies that it is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(7)

The undersigned certifies that it is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Securities Act.

(8)

The undersigned certifies that it is an entity in which all of the equity owners are accredited investors.

(9)

I am none of the above.

2

Exhibit B

ASSIGNMENT

For Value Received __________________________ hereby sells, assigns and transfers to _________________________ the Warrant attached hereto and the rights represented thereby to purchase _________ shares of Common Stock in accordance with the terms and conditions thereof, and does hereby irrevocably constitute and appoint ___________________________ as attorney to transfer such Warrant on the books of the Company with full power of substitution.

Dated: ________________________	Signed: _______________________
ASSIGNEE: Name:________________________ Address:______________________ ______________________________ SSN/TIN:______________________